CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Comprehensive income:
Net income attributable to the group	$ 115,734	$ 73,865	$ 227,704	$ 170,987
Currency translation adjustment	(65,628)	10,242	(101,623)	(8,909)
Currency impact of long term funding (net of tax)	(552)	163	(375)	(239)
Amortization of interest rate hedge	0	57	0	113
Write off of loss on interest rate hedge	0	778	0	778
Total comprehensive income attributable to the group	$ 49,554	$ 85,105	$ 125,706	$ 162,730